December 2009
Investor Presentation

UNITED INSURANCE

RESPONSIVE • STABLE • INNOVATIVE

Exhibit 99.1

Safe Harbor
Statements in this presentation that are not historical facts are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,”
“would,” “estimate,” “or “continue” or the other negative variations thereof or comparable terminology are intended to identify forward-looking statements. The forward-looking statements in this press release include statements regarding the
Company’s or management’s plans, objectives, goals, strategies, expectations, estimates, beliefs or projections, or any other statements concerning future performance or events. The risks and uncertainties that could cause our actual results to differ from those expressed or implied herein include, without limitation, the success of the Company’s marketing initiatives, inflation and other changes in economic conditions (including changes in interest rates and financial markets); the impact of new regulations adopted in Florida which affect the property and casualty insurance market; the costs of reinsurance and the collectibility of reinsurance, assessments charged by various governmental agencies; pricing competition and other initiatives by competitors; or ability to obtain regulatory approval for requested rate changes, and the timing thereof;
legislative and regulatory developments; the outcome of litigation pending against us, including the terms of any settlements; risks related to the nature of our business; dependence on investment income and the composition of our investment portfolio; the adequacy of our liability for loss and loss adjustment expense; insurance agents; claims experience; ratings by industry services; catastrophe losses; reliance on key personnel; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes and hail); changes in loss trends; acts of war and terrorist activities;
court decisions and trends in litigation, and health care; and other matters described from time to time by us in our filings with the SEC, including, but not limited to, the Company’s Annual Report on Form 10-K/A for the year ended December
31, 2008. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a major contingency. Reported results may therefore, appear to be volatile in certain accounting periods. The Company undertakes no obligations to update, change or revise any forward-looking statement, whether as a result of new information, additional or subsequent developments or otherwise.

Ticker Symbol:	UIHC
Recent Price:	$4.30
Market Cap:	$45.5 Million
Net Worth:	$49.9 Million
Headquarters:	St. Petersburg, FL
Shares Out:	10.6 Million
Insider Own:	39.6%
Website:	www.upcic.com

RESPONSIVE • STABLE • INNOVATIVE

United Insurance at a Glance
Underwrites homeowners insurance and selected small business insurance in the state of Florida
Founded in 1999 to capitalize on Florida state legislation to promote the formation of homeowners insurance companies
Became public in September 2008 via merger with FMG Acquisition Corp.
From its headquarters in St. Petersburg, FL, 32 employees manage all business aspects including sales, underwriting, policy owner service and claims
Distributes its products through 200 independent agency groups

Compelling Investment Highlights
Fragmented market provides significant growth opportunities
Expansion in Florida (United currently has only 1.8% market share)
Safe and sustainable business model due to underwriting discipline
Profitable in each year of Company’s history, including storm laden years of 2004 and 2005
$490.6 million in reinsurance protects United from low probability, high-cost storms
Strong growth and profitability in 2009
Gross premiums written increased 20% YOY in the first nine months of 2009 to $128.5 million
Homeowner policies-in-force increased 19.8% to 96,300 at  September 30, 2009 from 80,400 at December 31, 2008
2009 nine month net income of $5.2 million, or $0.50 per diluted share
2009 nine month revenue of $69.0 million
Company slowed premium writing in Q3 2009 as a risk exposure measure due to faster than expected growth
Dividend paying stock with favorable industry multiples*
Quarterly dividend of $0.05 per share (represents a TTM dividend yield of 2.5%)
Book Value of $4.77 per share (trading at approximately 0.90X)
P/E of 2X
Strong balance sheet and stable investment portfolio
Cash and investment holdings of $194.7 million at 9/30/2009
Total investments of $130 million consist primarily of conservative fixed-income securities
* Based on 9/30/2009 stock price of $4.30

R E S P O N S I V E • S T A B L E • I N N O V A T I V E

Fragmented Florida Market
Creation of the Florida Hurricane Catastrophe Fund in early 1990s
A reinsurance-like entity (Citizens Insurance) funded by a portion of insurance premiums and managed by the
Florida State Board of Administration.
Designed to mitigate losses to the industry and promote the formation of homeowners insurance companies
Ability of Fund to raise capital in this credit environment in the event of a major hurricane hitting the state is a concern for homeowners
Market remains highly fragmented
Largest non-state owned competitor is State Farm at only 18.2%
United began operations to capitalize on these market conditions by underwriting homeowners insurance and selected small business insurance through a broad distribution network across the state of Florida
United provides a definitive “Value Proposition” to Florida homeowners
Safe and secure insurance due to strong balance sheet and reinsurance backing
Agents prefer working with companies like United
Superior to most non-state owned competitors
More efficient customer service than state run insurance
Faster claims

United Insurance Holdings, L.C.
United Property & Casualty Insurance Company
United Insurance Management, L.C.
Skyway Claims Services, LLC.

RESPONSIVE • STABLE • INNOVATIVE

United Overview
United conducts business through three wholly-owned subsidiaries
Licensed insurer that writes
all policies, conducts policy
assumptions, collects
premiums, pays losses and
manages investments and
contracts with reinsurers
Licensed managing general
agent that is responsible for all
other insurance-related
operations
Provides claims adjusting
services

United’s Subsidiaries and Services
United Insurance Management
Licensed MGA providing all insurance-related operations
Employs all United personnel
Sells policies through retail agents (93% of premium)
Designs and manages commercial lines programs (7% of premium)
Conducts policy and claim administration
Contains United’s “intellectual capital”
Product and program design; modeling and analytics team
Underwriting and geographic management
Risk retention and reinsurance program design
United Property and Casualty Insurance Company
Financially responsible for United’s insurance policies
Location of United’s capital for bearing insurance risk
Executes reinsurance contracts to manage retained insurance risk
Skyway Claims Services
Provides claim handling services to United

✓

74,585
Policies
25,000
20,000
15,000
10,000
5,000
0
23,176
16,298
10,540
8,645
7,753
6,878
6,807
4,895
4,645
4,274
3,850
Remaining 54 Counties
Palm Beach
Brevard
Sarasota
Broward
Lee
Pinellas
St. Lucie
Manatee
Indian River
Miami Dade

RESPONSIVE • STABLE • INNOVATIVE

8 Diversified Geographically Policy Concentration by County The United portfolio has a broad distribution across 64 counties in Florida

United Underwriting expertise
Underwriting standards aimed at minimizing loss and maximizing premium
In-house risk modeling allows for appropriate geographic distribution of exposures and better capital allocation
Zip code analysis is completed monthly to reallocate portfolio exposure
Underwriting guidelines are adjusted periodically to address strategic goals as well as to improve attritional loss results
In-house claims management, adjusting and processing

ALABAMA
GEORGIA
Tallahassee
Panama City
Pensacola
Jacksonville
Jacksonville Beach
St. Augustine
Palm Coast
Daytona Beach
ATLANTIC OCEAN
Melbourne
Fort Pierce
Jupiter
W. Palm Beach
Boynton Beach
Boca Raton
Coral Springs
Ft. Lauderdale
Hollywood
Hialeah
Miami
Spring Hill
Palm Harbor
Clearwater
St. Petersburg
Bradenton
Sarasota
Port Charlotte
Fort Myers
Cape Coral
Naples
GULF OF MEXICO
Key Largo
Marathon
Key West
© World Sites Atlas
(sitesatlas.com)
FLORIDA
0 60 mi

RESPONSIVE • STABLE • INNOVATIVE

10 Strict Underwriting Focus in Florida Company strives to limit exposure near beach areas Limited coverage west of I-75 and east of I-95

United Rate Index (2000=100%)[1]								
2000	2001	2002	2003	2004	2005	2006	2007	2008
100%	116%	124%	138%	151%	166%	258%	230%	222%

RESPONSIVE • STABLE • INNOVATIVE

Rates and REWARD FOR RISK
United’s rates vary across its 108 rating territories
United received approval for an overall 12.7% rate increase for its homeowner product becoming effective September 15, 2009
Received approval for a 15% rate increase for its dwelling/ fire product becoming effective on October 15,  2009
Applied for an overall 14.3% rate adjustment to offset increased reinsurance costs
Since 2000, United has obtained rate increases and managed its book to be in a position:
Buy flexible reinsurance to protect its shareholders and policyholders
Offer rate decreases in 2007 and 2008
Provide an appropriate return on capital for shareholders
(1) For HO3 policy, most common Florida homeowner policy.

Reinsurance Protection
United purchases substantial reinsurance protection for catastrophic events
Purchase substantial excess-of-loss multi-event coverage
Quality reinsurers with an A.M. Best rating of A- or better
2009 Retention – 46% of statutory surplus
Reinsure up to the 100-year probable maximum loss (PML)
For the 2009 storm season (June to November):
United effectively retained $25.5  million of exposure for each event
Purchased protection through $516.1 million

History of Hurricanes in Florida
Hurricanes are a fact of life for Florida and the 2004 and 2005 storm seasons were exceptionally active
However, during the last 11 storm seasons (1998-2008) there
were 9 years with no catastrophic storms for the state
Manage Florida risk first through understanding how likely a catastrophic storm is and second by testing their own portfolios against a range of possible outcomes
Current estimates of a catastrophic storm (defined as a
Category 3 or above hurricane) suggest that a catastrophic
storm strikes the state about once every four years
(1)
Not all Cat 3+ storms making landfall cause significant damage in Florida
A storm causing damage with losses of more than $7.0 billion statewide is much less likely – occurring perhaps once every nine years
(2)
    (1)  Robert Hartwig, Insurance Information Institute, Tallahassee briefing, January 22, 2008.

  (2)  FHCF website, 2007 ratemaking formula report, “Modeled Adjusted Loss Severity Distributions.”

2005 Annual Gross Incurred Loss	July 2009 Modeled Gross Loss	Difference
Hurricane:			
Dennis	$767	$1,851	$1,084
Katrina	$46,094	$5,446	($40,648)
Rita	$275	$0	($275)
Wilma	$300,330	$96,936	($203,394)
Gross Loss	$347,466	$104,233	(243,233)

RESPONSIVE • STABLE • INNOVATIVE

CASE STUDY: Repeat of 2005 Hurricanes
The 2005 hurricane season in Florida (4 hurricanes) was statistically a highly improbable event
The table above illustrates the actual losses United incurred in 2005 as compared to the losses it would occur today if the exact same set of storms were to occur again.
The main drivers of the different outcomes are:
Shift in business mix away from higher risk areas
Premium rate increases statewide (not just in highly exposed areas)
Underwriting better homes with more windstorm mitigation features
Added “pool cage” (enclosure around pools) exclusion on all homeowners policies
“Pool cage” losses accounted for approximately 35% of all CAT losses in 2004-2005
1)  Simulated results based on AIR Clasic/2 version 11.0
Gross Loss Before Reinsurance Protection
($ in thousands)

SEASONED Management Team
Greg C. Branch – Chairman of the Board
Founder of United and chairman with previous public market and insurance experience
Chairman of Sunz Insurance Company, a Florida domiciled provider of workers’ compensation insurance
Chairman of the Board of Summit Southeast – went public in 1997 and acquired by Liberty Mutual in 1998
Shareholder and Director of Prime Holdings (insurance group focused on excess and surplus lines products)
Florida native, with longstanding industry and political relationships
President and owner of Branch Properties
Donald J. Cronin – President & CEO
Named President and CEO in 2002; directed United’s growth, underwriting, and risk management in the challenging Florida market
Experienced marketing, underwriting, and operations executive
Previously executive of  United Agents Insurance Company of Louisiana; former advisor to Louisiana State
University’s School of Insurance

Growth Opportunities
Florida
United has only 1.8% of the Florida market
Agents prefer business with well capitalized, experienced company such as United, not Citizens (state-owned insurance company)
Apply underwriting skills and experience to selected additional states
United makes in-house use of storm modeling, portfolio optimization, and dynamic financial analysis
Management focuses on “states in need” of homeowner’s insurance capacity receptive to private-market solutions:
Louisiana - South Carolina - Massachusetts
Operate on an insurance company or an MGA basis (see next point)
Expand United Insurance Management, L.C., a managing general agency
Fee-based business that retains no risk
Underwriting, policy administration, accounting, reporting and risk modeling services performed by United
Insurance Management, L.C. for other companies
Florida and other “states in need” attract start up capital in need of quality administration

Q3 2009 VS. Q3 2008 Comparison
In thousands, except share numbers and EPS
Three Months
Ended
9/30/2009 9/30/2008
Amount Amount
Y-O-Y%
CHANGE
Gross premiums written $ 33,350 $ 36,200 (7.9%)
Gross premiums ceded $ (1,650) $ (2,963) (44.3%)
Net premiums earned $ 18,422 $ 20,089 (8.3%)
Total revenue $ 20,715 $ 25,992 (20.3%)
Losses and LAE $ 12,193 $ 12,500 (2.5%)
Total expenses $ 22,142 $ 19,745 12.1%
Net income  (loss) $ (734) $ 8,878 (108.3%)
Weighted average shares outstanding – basic 10,573,932 10,548,932 0.2%
Net income per share – basic $ (0.07) $ 0.84
Weighted average shares outstanding – diluted 10,573,932 11,830,069 (10.6%)
Diluted net income per share $ (0.07) $ 0.75

September
30,
2009
December
31,
2008
Total Investments $  130,288 $ 126,218
Cash and Cash Equivalents 64,461 31,689
Total Assets 303,832 233,121
Long-term Notes Payable 36,106 36,682
Total Liabilities 253,360 190,194
Total Shareholders’ Equity $ 50,472 $ 42,927
Balance sheet highlights
(2009 period unaudited, $ in thousands)

$8,722
$300
$121,266
Fixed maturities
Equity Securities
Other investments
$ in Thousands

RESPONSIVE • STABLE • INNOVATIVE

Stable Investment Portfolio
Conservative investment philosophy
Consists primarily of fixed-income securities
Does not use any swaps, options, futures or forward contracts to hedge
Average credit quality of fixed income portfolio AA-/Aa3

R E S P O N S I V E • S T A B L E • I N N O V A T I V E

Peer Company Analysis
Company Name Ticker Price (1)
Market
Cap (in
millions) (1)
Book
Value p/s
(2)
Price /
Book
Value
(1,2)
TTM P/E
(1,2)
ROE
(2)
Forward
Dividend
Yield (1,2)
United Insurance Holdings Corp UIHC $4.30 $46 $4.77 0.90 1.97 41.00% 2.50%
21    Century Holding Company TCHC $4.38 $35 $9.68 0.47 N/A -1.12% 5.20%
Homeowners Choice HCII $8.15 $55 $6.80 1.27 3.81 44.96% N/A
Mercer Insurance Group MIGP $18.47 $119 $21.67 0.85 12.83 6.37% 1.70%
Safety Insurance Group SAFT $33.89 $462 $39.97 0.85 9.45 9.60% 4.70%
Universal Insurance Holdings UVE $5.36 $202 $3.16 1.67 6.19 31.75% 10.60%
MEAN 0.86 6.85 18.94%
Pure-play Florida homeowners insurance companies include: TCHC, UVE, HCII
(1) Nasdaq Market Surveillance
(2) Company Filings
At September 30, 2009
st

Investment Conclusions
Fragmented Bright Prospects
United occupies only 1.8% market share in Florida – presents significant growth opportunities
Significant increase in gross written premiums with rates increasing over 2009 - 2010
Safe and Sustainable Growth
Business opportunity not fundamentally correlated to interest rates or broader stock markets
Ability to deploy capital directly to high ROE projects
Board will consider initiation a target payout/dividend policy
Strong Financial Results / Favorable Industry Multiples
Right Management Team
Possess skills necessary to underwrite and control risk
In-house operation of sophisticated risk analysis models
Long-standing relationships with the Florida insurance and regulatory authorities
Chairman, CEO and Board of Directors that can optimize public market, insurance, and reinsurance experience and contacts to the benefit of United

UNITED INSURANCE

RESPONSIVE • STABLE • INNOVATIVE

December 2009 Investor Presentation